UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
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Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
WARBY PARKER INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

WARBY PARKER

April 27, 2022

Dear Fellow Stockholders:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Warby Parker Inc. to be held on Thursday, June 9, 2022 at 10:00 a.m., Eastern Time. Our Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the virtual Annual Meeting, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/WRBY2022. The virtual meeting format will allow stockholders to participate from any location, which we expect will lead to increased attendance, improved communications and cost savings for our stockholders and the Company.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Details regarding how to attend the meeting and the business to be conducted at the Annual Meeting are more fully described in the Notice of Annual Meeting and Proxy Statement.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, we urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote your shares electronically, even if you have previously submitted your proxy.

Thank you for your support, and we look forward to seeing you at the Annual Meeting.

Sincerely,

Neil Blumenthal
Co-founder and co-CEO

Dave Gilboa
Co-founder and co-CEO

233 Spring Street, 6th Floor East
New York, New York 10013
Notice of Annual Meeting of Stockholders
To Be Held Thursday, June 9, 2022
The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Warby Parker Inc., a Delaware public benefit corporation (the “Company”), will be held on Thursday, June 9, 2022, at 10:00 a.m. Eastern Time, via live webcast, for the following purposes:
•
To elect Teresa Briggs, Joel Cutler, and Jeffrey Raider as Class I Directors to serve until the 2025 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified; and

•	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
We will also transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our Class A common stock and Class B common stock at the close of business on April 14, 2022 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement, or adjournment of the Annual Meeting. A complete list of these stockholders will be available for examination of any stockholder (i) for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to Hyung Bak, Senior Vice President, General Counsel and Secretary, at legal@warbyparker.com, stating the purpose of the request and providing proof of ownership of Company stock, and (ii) during the Annual Meeting, via the Internet at www.virtualshareholdermeeting.com/WRBY2022. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the materials that follow. If you received a copy of the proxy card by mail, you may alternatively sign, date and mail the proxy card in the accompanying return envelope. Submitting your proxy now will not prevent you from voting your shares during the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors,

Hyung Bak, Senior Vice President, General Counsel and Secretary

New York, New York

April 27, 2022

233 Spring Street, 6th Floor East
New York, New York 10013
Proxy Statement for the 2022 Annual Meeting of Stockholders
June 9, 2022
This proxy statement is furnished in connection with the solicitation by the Board of Directors of Warby Parker Inc. (the “Board of Directors” or “Board”) of proxies to be voted at our Annual Meeting of Stockholders to be held on Thursday, June 9, 2022 (the “Annual Meeting”), at 10:00 a.m. Eastern Time, via live webcast, and at any continuation, postponement, or adjournment of the Annual Meeting.
Holders of our Class A common stock and Class B common stock as of the close of business on April 14, 2022 (the “Record Date”), may vote at the Annual Meeting. As of the Record Date, there were 95,292,853 shares of our Class A common stock outstanding and 19,649,467 shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Class A common stock is entitled to one vote on each proposal and each share of Class B common stock is entitled to 10 votes on each proposal. Our Class A common stock and Class B common stock are collectively referred to in this proxy statement as our “Common Stock”.
This proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Form 10-K”) will be released on or about April 27, 2022 to our stockholders on the Record Date.
In this proxy statement, “we,” “us,” “our,” the “Company” and “Warby Parker” refer to Warby Parker Inc.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON THURSDAY, JUNE 9, 2022:
This proxy statement and our 2021 Form 10-K are available at
www.proxyvote.com.
ATTENDING THE ANNUAL MEETING
The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/WRBY2022.
PROPOSALS
At the Annual Meeting, our stockholders will be asked:
•
To elect Teresa Briggs, Joel Cutler, and Jeffrey Raider as Class I Directors to serve until the 2025 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified; and

•	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
We will also transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting. We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
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RECOMMENDATIONS OF THE BOARD
The Board of Directors, or Board, recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:
•	FOR the election of Teresa Briggs, Joel Cutler, and Jeffrey Raider as Class I Directors; and
•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
INFORMATION ABOUT THIS PROXY STATEMENT
Why you received this proxy statement. You are viewing or have received these proxy materials because Warby Parker’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Warby Parker is making this proxy statement and its 2021 Form 10-K available to its stockholders electronically via the Internet. On or about April 27, 2022, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2021 Form 10-K and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2021 Form 10-K. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. (“Broadridge”) at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one set of proxy materials for your household, please contact Broadridge at the above phone number or address.
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QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING OF STOCKHOLDERS
WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
The Record Date for the Annual Meeting is April 14, 2022. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each share of Class A common stock is entitled to one vote on each proposal and each share of Class B common stock is entitled to 10 votes on each proposal. At the close of business on the Record Date, there were 95,292,853 shares of Class A Common Stock issued and outstanding and entitled to vote at the Annual Meeting and 19,649,467 shares of Class B common stock issued and outstanding and entitled to vote at the Annual Meeting.
WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions.
HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, via live webcast or by proxy, of the holders of a majority in voting power of all Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.
WHO CAN ATTEND AND VOTE AT THE ANNUAL MEETING?
In order to allow greater participation, the Annual Meeting will be held entirely online. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/
WRBY2022. You will also be able to vote your shares electronically at the Annual Meeting.
To participate and vote at the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 10:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m., Eastern Time, and you should allow ample time for the check-in procedures. If your shares are held in street name and you did not receive a 16-digit control number, you may gain access to and vote at the Annual Meeting by logging in to your bank or brokerage firm’s website and selecting the stockholder communications mailbox to access the meeting. The control number will automatically populate. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date.
WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Stockholder Meeting log-in page.
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WILL THERE BE A QUESTION AND ANSWER SESSION DURING THE ANNUAL MEETING?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the Company and the meeting matters. The Company will endeavor to answer as many questions submitted by stockholders as time permits.
Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the Annual Meeting?” will be permitted to submit questions during the Annual Meeting.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the Annual Meeting?”.
WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?
If a quorum is not present at the scheduled time of the Annual Meeting, then either (i) the chairperson of the Annual Meeting, or (ii) if the Board of Directors so determines, stockholders by the affirmative vote of a majority of the voting power of the outstanding shares of stock entitled to vote thereon, present in person or represented by proxy, may adjourn the Annual Meeting.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope.
HOW DO I VOTE?
Stockholders of Record
We recommend that stockholders vote by proxy even if they plan to participate in the online Annual Meeting and vote electronically. If you are a stockholder of record, there are three ways to vote by proxy:
•	by Internet-You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•	by Telephone-You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card; or
•	by Mail-You can vote by mail by signing, dating. and mailing the proxy card, which you may have received by mail.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 8, 2022. We encourage stockholders to submit their proxy via the Internet or telephone. Stockholders of record may vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/WRBY2022 and entering the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 10:00 a.m., Eastern Time on June 9, 2022.
Beneficial Owners
If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are held in street name and you would like to vote at the Annual Meeting, you may visit www.virtualshareholdermeeting.com/WRBY2022 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you
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did not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website and select the stockholder communications mailbox to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.
CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?
Yes.
If you are a registered stockholder, you may revoke your proxy or change your vote:
•	by submitting a duly executed proxy bearing a later date;
•	by granting a subsequent proxy through the Internet or telephone;
•	by giving written notice of revocation to the Secretary prior to the Annual Meeting; or
•	by attending and voting during the Annual Meeting live webcast.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote at the Annual Meeting by following the procedures described above.
WHO WILL COUNT THE VOTES?
A representative of Broadridge, our inspector of election, will tabulate and certify the votes.
WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.
WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?
PROPOSAL	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
PROPOSAL 1: ELECTION OF DIRECTORS	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	The affirmative vote of the holders of a majority of the votes cast.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.
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WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Ernst & Young LLP.
WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, the proposal regarding the election of directors is a non-routine matter and, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on such matters. Broker non-votes count for purposes of determining whether a quorum is present.
WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.
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PROPOSALS TO BE VOTED ON
PROPOSAL 1 Election of Directors
At the Annual Meeting, three Class I Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2025 and until each such director’s respective successor is duly elected and qualified or until each such director’s earlier death, resignation or removal.
We currently have nine directors on our Board. Our Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election or such director’s death, resignation or removal, whichever is earliest to occur.
The current class structure is as follows:
•	Class I, whose term currently expires at the Annual Meeting and, if elected at the Annual Meeting, whose subsequent term will expire at the 2025 Annual Meeting of Stockholders;
•	Class II, whose term will expire at the 2023 Annual Meeting of Stockholders; and
•	Class III, whose term will expire at the 2024 Annual Meeting of Stockholders.
The current Class I Directors are Teresa Briggs, Joel Cutler, and Jeffrey Raider; the current Class II Directors are David (“Dave”) Gilboa, Youngme Moon, and Ronald A. Williams; and the current Class III Directors are Neil Blumenthal, Andrew Hunt, and Gabrielle Sulzberger.
As indicated in our Twelfth Amended and Restated Certificate of Incorporation, our Board of Directors consists of such number of directors as determined from time to time by resolution adopted by the Board of Directors. Any additional directorships resulting from an increase in the number of directors may be filled only by a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented by the proxy for the election of the Class I directors named below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.
VOTE REQUIRED
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends a vote FOR the election of the below Class I Director nominees.
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CLASS I DIRECTOR NOMINEES (SUBSEQUENT TERMS TO EXPIRE AT THE 2025 ANNUAL MEETING)
The nominees for election to the Board of Directors as Class I Directors are as follows:
Name	Age	Served as a Director Since	Positions with Warby Parker
Teresa Briggs	61	2019	Director
Joel Cutler	64	2012	Director
Jeffrey Raider	41	2009	Co-Founder and Director
The principal occupations and business experience of each Class I Director nominee are as follows:
TERESA BRIGGS	Age 61
Ms. Briggs has served as a member of our Board of Directors since June 2019. In 2019, Ms. Briggs served as a Distinguished Careers Fellow at Stanford University. Prior to that, she spent 37 years at Deloitte LLP, a financial advisory services firm, where she most recently served as Vice Chair and San Francisco Managing Partner from June 2011 until January 2019. Ms. Briggs currently serves on the boards of directors and audit committees of Snowflake Inc., DocuSign, Inc., and ServiceNow, Inc., each a computer software company. Ms. Briggs holds a Bachelor of Science degree in Accounting from the University of Arizona, Eller College of Management, and is a Certified Public Accountant. We believe that Ms. Briggs’ accounting expertise, as well as her extensive public and private company board and senior management experience, makes her well-qualified to serve on our Board of Directors.
JOEL CUTLER	Age 64
Mr. Cutler has served as a member of our Board of Directors since 2012. Since January 2000, Mr. Cutler has served as a Co-Founder and Managing Director at General Catalyst Partners, a venture capital firm. Mr. Cutler serves on the board of directors of Oscar Health, Inc. and Lemonade, Inc., and on the board of several private companies, including Lola Travel Company, Inc., Zego Inc., Multiverse Group Ltd, Well Dot, Inc., SESAME, Inc., Empathy.co, and Bloomscape, Inc. Mr. Cutler also serves on several nonprofit organizations’ board of directors, including Warby Parker Impact Foundation, Boston Children’s Hospital Trust, and Beth Israel Deaconess Medical Center. Mr. Cutler holds a Bachelor of Arts degree from Colby College and a Juris Doctor degree from Boston College Law School. We believe that Mr. Cutler’s extensive private and public company board experience and success as a venture capitalist make him well-qualified to serve on our Board of Directors.
JEFFREY RAIDER	Age 41
Mr. Raider has served as our Co-Founder and a member of our Board of Directors since May 2009. In addition to co-founding Warby Parker, Mr. Raider also co-founded Harry’s, Inc., a company aimed to create a family of disruptive omnichannel CPG brands, where he has served as co-Chief Executive Officer and a member of the board of directors since September 2012. Mr. Raider has also served as a General Partner of Good Friends, LLC, a venture capital firm, since September 2019. Mr. Raider holds a Bachelor of Arts and a Master’s degree in International Studies from The Johns Hopkins University and a Master of Business Administration degree from The Wharton School of the University of Pennsylvania. We believe that Mr. Raider’s experience and success as a Co-Founder of Warby Parker and Harry’s, Inc. make him well-qualified to serve on our Board of Directors.
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CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:
CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2023 ANNUAL MEETING)
The current members of the Board of Directors who are Class II Directors are as follows:
Name	Age	Served as a Director Since	Positions with Warby Parker
Dave Gilboa	41	2009	Co-Chairman of the Board, Co-Founder and Co-Chief Executive Officer
Youngme Moon	58	2018	Director
Ronald A. Williams	72	2021	Director
The principal occupations and business experience of each Class II Director are as follows:
DAVE GILBOA	Age 41
Mr. Gilboa has served as our Co-Founder and Co-Chief Executive Officer since 2010, as a member of our Board of Directors since May 2009, and as the Co-Chair of our Board of Directors since June 2021. Prior to co-founding Warby Parker, Mr. Gilboa worked at Bain & Company, Inc., a strategy consulting firm, from September 2003 to October 2006, and at Allen & Company LLC, a merchant bank, from October 2006 to May 2008. Mr. Gilboa currently serves on the board of directors of the nonprofit organization Warby Parker Impact Foundation. Mr. Gilboa has also served as a General Partner of Good Friends, LLC, a venture capital firm, since September 2019. Mr. Gilboa holds a Bachelor of Science degree in Bioengineering from University of California, Berkeley and a Master of Business Administration degree from The Wharton School of the University of Pennsylvania. Mr. Gilboa is a member of the Aspen Institute’s 2016 Henry Crown Fellowship class and the Aspen Global Leadership Network. We believe that Mr. Gilboa’s contributions as a Warby Parker Co-Founder and Co-Chief Executive Officer, as well as his experience and success in both the eyewear and financial services industries, make him well-qualified to serve on our Board of Directors.
YOUNGME MOON	Age 58
Ms. Moon has served as a member of our Board of Directors since March 2018. Professor Moon currently serves as the Donald K. David Professor of Business at Harvard Business School, where she has taught since June 1998. Professor Moon currently serves as a member of the board of directors of Mastercard Inc., Unilever PLC, and Sweetgreen, Inc., and on the boards of several private companies, including Whoop, Inc. and Bloom & Wild Limited. Professor Moon serves on the corporate responsibility committee of the board of directors of Unilever PLC, the human resources and compensation committee of the board of directors of Mastercard, Inc., and the compensation committee of the board of directors of Sweetgreen, Inc. Professor Moon holds a Bachelor of Arts degree from Yale University, as well as a Master’s degree and Ph.D. from Stanford University. We believe that Professor Moon’s depth of knowledge in the intersection of strategy, branding innovation, and culture, as well as her extensive public and private company board experience, makes her well-qualified to serve on our Board of Directors.
RONALD A. WILLIAMS	Age 72
Mr. Williams has served as a member of our Board of Directors since August 2021. Before joining us, Mr. Williams served as the Chairman and CEO of Aetna Inc. from 2006 to 2010. Since 2011, Mr. Williams has served as the Chairman and CEO of RW2 Enterprises, through which he counsels C-Suite corporate executives. Mr. Williams also currently serves on the board of directors of American Express Co., The Boeing Company, Johnson & Johnson, Inc., and agilon health, inc. He serves on the boards of private companies Vera Whole Health Inc. and Millennium Physician Group. He has also served on the boards of Envision Healthcare and naviHealth, Inc. Mr. Williams is a Chairman of the Conference Board and a member of the President’s Circle of the National Academies, and was elected to the American Academy of Arts and Sciences. Mr. Williams also served on President Obama’s President’s Management Advisory Board from 2011 to 2017. Mr. Williams holds a Bachelor of Arts degree from Roosevelt University and a Master of Business Administration degree from the Sloan School of Business at the Massachusetts Institute of Technology. We believe that Mr. Williams’s extensive private and public company board experience, as well as his expertise in leading a global public company, makes him well-qualified to serve on our Board of Directors.
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CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2024 ANNUAL MEETING)
The current members of the Board of Directors who are Class III Directors are as follows:
Name	Age	Served as a Director Since	Positions with Warby Parker
Neil Blumenthal	41	2009	Co-Chairman of the Board, Co-Founder and Co-Chief Executive Officer
Andrew Hunt	40	2009	Co-Founder and Director
Gabrielle Sulzberger	61	2021	Director
The principal occupations and business experience of each Class III Director are as follows:
NEIL BLUMENTHAL	Age 41
Neil Blumenthal has served as our Co-Founder and Co-Chief Executive Officer since 2010, as a member of our Board of Directors since May 2009, and as the Co-Chair of our Board of Directors since June 2021. Prior to co-founding Warby Parker in 2010, Mr. Blumenthal served as director of VisionSpring, a nonprofit social enterprise that trains low-income men and women to start their own business selling affordable eyewear to individuals living in developing countries. Mr. Blumenthal currently serves on the board of directors of Allbirds, Inc., a footwear and apparel company and Sweetgreen, Inc., a mission-driven food brand. Mr. Blumenthal also serves on the board of directors of the nonprofit organizations Warby Parker Impact Foundation, the Partnership Fund for New York City and RxArt, and serves on the board of advisors for the Mayor’s Fund to Advance New York City and Responsible Innovation Labs. In addition, Mr. Blumenthal sits on the leadership councils of Robin Hood and Tech:NYC. Mr. Blumenthal has also served as a General Partner of Good Friends, LLC, a venture capital firm, since September 2019. Mr. Blumenthal holds a Bachelor of Arts degree from Tufts University and a Master of Business Administration degree from The Wharton School of the University of Pennsylvania. We believe that Mr. Blumenthal’s perspective from serving as a Warby Parker Co-Founder and Co-Chief Executive Officer, as well as his experience and success in the eyewear industry, make him well-qualified to serve on our Board of Directors.
ANDREW HUNT	Age 40
Mr. Hunt has served as our Co-Founder and a member of our Board of Directors since May 2009. In addition to co-founding Warby Parker, Mr. Hunt also co-founded Elephant Partners, a venture capital firm, and has served as its general partner since May 2015. Mr. Hunt also serves as a member of the boards of directors for Tecovas, Inc., Cometeer, Inc., and RealSelf, Inc., an online healthcare marketplace. From 2011 to 2015, Mr. Hunt was a principal and partner at Highland Capital Partners. Mr. Hunt holds a Bachelor of Arts in Economics and History from Brown University and a Master of Business Administration degree from The Wharton School of the University of Pennsylvania. We believe that Mr. Hunt’s contributions to Warby Parker as a Co-Founder, his success growing businesses as a venture capitalist, and his experience as a board member make him well-qualified to serve on our board of directors.
GABRIELLE SULZBERGER	Age 61
Ms. Sulzberger has served as a member of our Board of Directors since August 2021. Before joining us, Ms. Sulzberger served as a Co-Founder and General Partner of Fontis Partners from 2009 to 2019, which specializes in late venture and buyouts investments, and currently serves a senior advisor to Centerbridge Partners and Two Sigma Impact, as well as the Chair of the ESG Practice at Teneo Consulting. Ms. Sulzberger also currently serves on the board of directors and audit committee of Mastercard Inc., Eli Lilly and Company and Cerevel Therapeutics, as well as on the boards of private companies Brixmor Property Group, Justworks and True Food Kitchen. Additionally, Ms. Sulzberger serves on the nonprofit board of directors of Ford Foundation, Metropolitan Museum of Art, Sesame Street, and Time’s Up. Ms. Sulzberger holds a Bachelor of Arts degree from Princeton University, a Juris Doctor from Harvard Law School, and a Master of Business Administration degree from Harvard Business School. We believe that Ms. Sulzberger’s extensive private and public company board experience, as well as her investment and management expertise as a venture capitalist, makes her well-qualified to serve on our Board of Directors.
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PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Ernst & Young LLP has served as our independent registered public accounting firm since 2014. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting via live webcast, to have an opportunity to make a statement if desired, and to be available to respond to appropriate questions from stockholders.
In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee may reconsider its selection. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of the Company.
VOTE REQUIRED
This proposal requires the approval of the affirmative vote of the holders of a majority of the votes cast. Abstentions will have no effect on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm.
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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of Warby Parker Inc., a Delaware corporation (the “Company”) for the fiscal year ended December 31, 2021 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Teresa Briggs (Chair)
Andrew Hunt
Ronald A. Williams
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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:
Fee Category	Fiscal 2021 ($)	Fiscal 2020 ($)
Audit Fees	975,000	2,075,000
Audit-Related Fees	—	—
Tax Fees	94,567	209,411
All Other Fees	—	—
Total Fees	1,069,567	2,284,411
AUDIT FEES
Audit fees in 2021 consist of fees related to the audit of our 2021 annual consolidated financial statements contained in our Annual Report on Form 10-K and the review of our third quarter 2021 interim financial statements included in our Quarterly Report on Form 10-Q. Audit fees in 2020 consist of fees for the audit of our annual consolidated financial statements and services in connection with our direct listing, including the review of our Registration Statement on Form S-1, responses to SEC comment letters, comfort letters and consents.
AUDIT-RELATED FEES
Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.
TAX FEES
Tax fees consist of fees for tax compliance services and related tax studies.
ALL OTHER FEES
All other fees consist of fees for other permissible work performed by Ernst & Young LLP that does not fall within the categories set forth above.
AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES
The Audit Committee has adopted a policy, or the Pre-Approval Policy, that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Ernst & Young LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee, or specific pre-approval, or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy, or general pre-approval. Unless a type of service to be provided by Ernst & Young LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the Committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.
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EXECUTIVE OFFICERS
The following table identifies our current executive officers:
Name	Age	Position
Neil Blumenthal[1]	41	Co-Chairman of the Board, Co-Founder and Co-Chief Executive Officer
Dave Gilboa[2]	41	Co-Chairman of the Board, Co-Founder and Co-Chief Executive Officer
Steve Miller[3]	49	Senior Vice President, Chief Financial Officer
1	See biography on page 10 of this proxy statement.
2	See biography on page 9 of this proxy statement.
3
Steven (“Steve”) Miller has served as our Chief Financial Officer since 2011. Prior to joining Warby Parker, Mr. Miller served as Chief Financial Officer and Senior Vice President of Corporate Development for Majestic Research, a pioneering data-driven research firm where he led the successful sale of the company to ITG (now part of Virtu Financial). Previously, Mr. Miller served as a Vice President of Comerica Bank’s Technology and Life Sciences Division, where he opened the Bank’s New York office. Mr. Miller began his career at Monitor Company, a strategy consulting firm, and served as an Urban Fellow. Mr. Miller is on the board of Ubuntu Education Fund, a nonprofit health and education provider in South Africa. Mr. Miller holds a Bachelor of Arts degree in Political Science from Columbia University.

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CORPORATE GOVERNANCE
General
Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Conduct and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of Warby Parker. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Conduct in the “Governance” section of our Investor Relations website located at investors.warbyparker.com/overview, or by writing to our Secretary at our offices at 233 Spring Street, 6th Floor East, New York, NY 10013.
Board Composition
Our Board of Directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are divided among the three classes as follows:
•	the Class I directors are Teresa Briggs, Joel Cutler, and Jeffrey Raider, and their terms will expire at the Annual Meeting;
•	the Class II directors are Dave Gilboa, Youngme Moon, and Ronald A. Williams, and their terms will expire at our 2023 annual meeting of stockholders; and
•	the Class III directors are Neil Blumenthal, Andrew Hunt, and Gabrielle Sulzberger, and their terms will expire at our 2024 annual meeting of stockholders.
Each director is to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so as to maintain the number of directors in each class as nearly equal as possible. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.
Director Independence
Our Board of Directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment, and affiliations, our Board of Directors has determined that Teresa Briggs, Joel Cutler, Andrew Hunt, Youngme Moon, Jeffrey Raider, Gabrielle Sulzberger, and Ronald A. Williams do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of the New York Stock Exchange (“NYSE”). In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our shares held by each non-employee director and the transactions described in the section titled “Certain Relationships and Related Party Transactions.”
Director Candidates
The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board.
To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside
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advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Joel Cutler was initially recommended to serve on our Board by one of our security holders, while Teresa Briggs and Jeffrey Raider were initially recommended to serve on our Board by Company management.
Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and potential conflicts of interest and determines if candidates meet the qualifications desired by the Committee of candidates for election as director.
In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the Nominating and Corporate Governance Committee will consider candidates with personal and professional integrity, strong ethics, values and the ability to make mature business judgments. In evaluating director candidates, the Nominating and Corporate Governance Committee may consider, among others criteria: experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a board member of another publicly held company; relevant professional and academic experience relevant to the Company’s industry, operations and target markets; leadership skills; experience in finance, accounting and/or executive compensation practices; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other Board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. Our Corporate Governance Guidelines provide that the Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Warby Parker Inc., 233 Spring Street, 6th Floor East, New York, NY 10013. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications from Interested Parties
Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the chairperson of any of the Audit, Nominating and Corporate Governance, and Compensation Committees, or to the non-management directors as a group, may do so by addressing such communications or concerns to the Secretary of the Company, 233 Spring Street, 6th Floor East, New York, NY 10013, who will forward such communications to the appropriate party. Such communications may be done confidentially or anonymously.
Compensation Committee Interlocks and Insider Participation
Our Compensation Committee consists of Joel Cutler, Youngme Moon, and Gabrielle Sulzberger. The chair of our Compensation Committee is Joel Cutler. None of the members of our Compensation Committee is currently or has been at any time one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.
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Board Leadership Structure and Role in Risk Oversight
Our Corporate Governance Guidelines provide that the roles of Chairperson of the Board and Chief Executive Officer may be separated or combined, and our Board of Directors exercises its discretion in combining or separating these positions as it deems appropriate in light of prevailing circumstances. Currently, Neil Blumenthal and Dave Gilboa serve as Co-Chief Executive Officers and Co-Chairpersons of the Board. The Board has carefully considered its leadership structure and determined that combining the positions of Co-Chief Executive Officers and Co-Chairpersons of the Board currently serves the best interests of the Company and its stockholders. Specifically, the Board believes that Messrs. Blumenthal and Gilboa are best situated to serve as Co-Chairs given their deep knowledge of our business and strategy as Co-Founders of Warby Parker, and their ability to draw on that experience in order to provide leadership to the Board.
Our Board of Directors will continue to consider whether the positions of Chairperson of the Board and Chief Executive Officer should be separated or combined at any given time as part of our succession planning process.
Our Board of Directors and its committees are responsible for overseeing our risk management process. Our Board of Directors focuses on our general risk management strategy, the most significant risks facing us, including risks relating to the Company’s credit, liquidity, and operations and risks relating to the ongoing COVID-19 pandemic, and oversees the implementation of risk mitigation strategies by management. The Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, and oversees the management of financial and cybersecurity risks and potential conflicts of interest. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans, equity incentive plans and other compensatory arrangements. The Nominating and Corporate Governance Committee manages risks associated with the Company’s corporate governance framework and the effectiveness of our Corporate Governance Guidelines and also oversees the Company’s efforts with respect to environmental, social and governance matters and associated risks, including relating to the Warby Parker Impact Foundation, the Company’s Racial Equity Strategy, do-good mission and the annual impact report.
Code of Ethics
We have adopted a Code of Conduct that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. Our Code of Conduct is available under the Governance section of our website at investors.warbyparker.com/overview. In addition, we intend to post on our website all disclosures that are required by law or the listing standards of the NYSE concerning any amendments to, or waivers from, any provision of the Code.
Anti-Hedging and Anti-Pledging Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers, and employees. The policy prohibits our directors, officers, and employees and any entities they control from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities. In addition, our Insider Trading Compliance Policy prohibits officers, directors and employees from purchasing the Company’s securities on margin or pledging the Company’s securities as collateral to secure loans, except that, subject to pre-approval of the Audit Committee, directors and officers of the Company subject to Section 16 of the Exchange Act are permitted to pledge the Company’s securities as collateral to secure loans in an amount not to exceed 33% of the aggregate number of shares of Common Stock beneficially owned by the director or officer.
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Attendance by Members of the Board of Directors at Meetings
There were six (6) meetings of the Board of Directors during the fiscal year ended December 31, 2021. During the fiscal year ended December 31, 2021, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors, and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
A director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting is expected to notify the Co-Chairs of the Board or the Chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference.
Executive Sessions
The non-management members of the Board meet in regularly scheduled executive sessions, with one of the Committee chairs presiding.
Committees of the Board
Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The composition and responsibilities of each of the Committees of our Board of Directors are described below. Our Board of Directors may establish other committees as it deems necessary or appropriate from time to time. The members of each of the Board committees are set forth in the following chart.
Name	Audit	Compensation	Nominating and Corporate Governance
Neil Blumenthal
Dave Gilboa
Teresa Briggs*	Chair
Joel Cutler*		Chair
Andrew Hunt*	X
Youngme Moon*		X
Jeffrey Raider*			X
Gabrielle Sulzberger*		X	Chair
Ronald A. Williams*	X
*	Independent director
Audit Committee
Our Audit Committee consists of Teresa Briggs, Andrew Hunt, and Ronald A. Williams. Our Board of Directors has determined that each member of our Audit Committee satisfies the independence requirements under the listing standards of the NYSE and Rule 10A-3(b)(1) of the Exchange Act. The chair of our Audit Committee is Teresa Briggs. Our Board of Directors has determined that each of Teresa Briggs and Ronald A. Williams is an “audit committee financial expert” within the meaning of SEC regulations and that each member of our Audit Committee is financially literate in accordance with applicable requirements. In arriving at these determinations, our Board of Directors has examined each Audit Committee member’s scope of experience and the nature of his or her employment. In addition, our Board of Directors has affirmatively determined that Ms. Briggs’ simultaneous service on the Audit Committees of more than three public companies does not impair her ability to effectively serve on our Audit Committee.
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The primary purpose of our Audit Committee is to discharge the responsibilities of our Board of Directors with respect to our corporate accounting and financial reporting processes, systems of internal control, and financial statement audits and to oversee our independent registered public accounting firm. Specific responsibilities of our Audit Committee include:
•	appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;
•	discussing with our independent registered public accounting firm their independence from management;
•	reviewing with our independent registered public accounting firm the scope and results of their audit;
•	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;
•	overseeing our financial and accounting controls and compliance with legal and regulatory requirements;
•	overseeing our risk assessment and risk management programs, including with respect to cybersecurity;
•	reviewing and approving related person transactions; and
•	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls, or auditing matters.
Our Audit Committee operates under a written charter that satisfies the applicable listing standards of the NYSE, which is available in the “Governance” section of our Investor Relations website located at investors.warbyparker.com/overview.
The Audit Committee met four (4) times during the fiscal year ended December 31, 2021.
Compensation Committee
Our Compensation Committee consists of Joel Cutler, Youngme Moon, and Gabrielle Sulzberger. The Chair of our Compensation Committee is Joel Cutler. Our Board of Directors has determined that each member of our compensation Committee is independent under the listing standards of the NYSE and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.
The primary purpose of our Compensation Committee is to discharge the responsibilities of our Board of Directors in overseeing our compensation policies, plans, and programs, and to review and determine the compensation to be paid to our executive officers, directors, and other senior management, as appropriate. Specific responsibilities of our compensation committee include:
•
reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving (either alone, or if directed by the Board of Directors, in connection with a majority of the independent members of the Board of Directors) the compensation of our Co-Chief Executive Officers;

•	reviewing and setting or making recommendations to our Board of Directors regarding the compensation of our other executive officers;
•	reviewing and approving or making recommendations to our Board of Directors regarding our incentive compensation and equity-based plans and arrangements;
•	making recommendations to our Board of Directors regarding the compensation of our directors; and
•	appointing and overseeing any compensation consultants.
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The Compensation Committee generally considers the recommendations of the Co-Chief Executive Officers and the Senior Vice President, People when making decisions regarding the compensation of non-employee directors and executive officers (other than the Co-Chief Executive Officers). Pursuant to the Compensation Committee’s charter, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In 2021, the Compensation Committee engaged the compensation consulting firm Semler Brossy Consulting Group LLC (“Semler Brossy”) to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. As part of this process, the Compensation Committee reviewed a compensation assessment provided by Semler Brossy comparing our compensation to that of a group of peer companies within our industry and met with Semler Brossy to discuss our executive and non-employee director compensation and to receive input and advice. Semler Brossy reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Semler Brossy and has determined that Semler Brossy’s work does not raise a conflict of interest.
Our Compensation Committee operates under a written charter that satisfies the applicable listing standards of the NYSE, which is available in the “Governance” section of our Investor Relations website located at investors.warbyparker.com/overview.
The Compensation Committee met eight (8) times during the fiscal year ended December 31, 2021.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Jeffrey Raider and Gabrielle Sulzberger. The chair of our Nominating and Corporate Governance Committee is Gabrielle Sulzberger. Our Board of Directors has determined that each member of our Nominating and Corporate Governance Committee is independent under the listing standards of the NYSE.
Specific responsibilities of our Nominating and Corporate Governance Committee include:
•
identifying individuals qualified to become members of our Board of Directors, consistent with criteria approved by our Board of Directors, including recommending to our Board of Directors the nominees for election to our Board of Directors at annual meetings of our stockholders;

•	periodically reviewing our Board of Directors’ leadership structure and recommending any proposed changes to our Board of Directors;
•	overseeing an annual evaluation of the effectiveness of our Board of Directors and its committees;
•
overseeing the efforts with regard to our environmental, social, and governance matters and associated risks, including relating to the Warby Parker Impact Foundation and the Company’s Racial Equity Strategy and do-good mission;

•
receiving reports from management regarding the Company’s progress in promoting its stated public benefits and taking any such actions, or recommending to the Board such other actions, as the Committee deems relevant in support of the Company’s status as a public benefit corporation; and

•	developing and recommending to our Board of Directors a set of corporate governance guidelines.
Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing standards of the NYSE, which is available in the “Governance” section of our Investor Relations website located at investors.warbyparker.com/overview.
The Nominating and Corporate Governance Committee was established at the time of our direct listing and therefore met one (1) time during the fiscal year ended December 31, 2021.
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EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below.
As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies. Nonetheless, we have included some additional information regarding our compensation setting process and our compensation program beyond what the JOBS Act requires of emerging growth companies.
In 2021, our “named executive officers” (“NEOs”) and their positions were as follows:
•	Neil Blumenthal, Co-Chief Executive Officer and Director;
•	Dave Gilboa, Co-Chief Executive Officer and Director; and
•	Steve Miller, Senior Vice President, Chief Financial Officer.
This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs.
Summary Compensation Table
The following table sets forth information concerning the compensation of our NEOs for the years ended December 31, 2021 and December 31, 2020.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Neil Blumenthal Co-CEO and Director	2021	450,000	—	99,192,563	3,482,921	337,500	136,400	103,599,384
	2020	425,000	—	—	—	299,625	11,400	736,025
Dave Gilboa Co-CEO and Director	2021	450,000	—	99,192,563	3,482,921	337,500	136,400	103,599,384
	2020	425,000	—	—	—	299,625	11,400	736,025
Steven Miller CFO	2021	430,000	64,500	3,494,014	1,670,184	215,000	11,400	5,885,098
	2020	400,000	—	—	—	195,000	11,400	606,400
(1)	For Mr. Miller, reflects a special, one-time bonus in recognition of Mr. Miller’s significant efforts in connection with the Company’s direct listing.
(2)
Amounts reflect the full grant-date fair value of stock options (including stock purchase rights) and restricted stock units (“RSUs”) granted during 2021 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. See Note 7 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021 for the assumptions used in calculating these values. In 2021, Messrs. Blumenthal and Gilboa were granted certain performance-based RSUs which vest, if at all, based on the achievement of certain stock price hurdles. Please see the section titled “Equity Compensation – Founders’ Grants” below for further information. The grant date fair value of these performance-based RSUs is calculated based on a Monte-Carlo simulation with the following inputs: stock price: $35.48; cost of equity: 20.0%; stock price volatility: 54.5%; risk free interest rate: 1.51%; and discount for lack of marketability: 9.0%. Under the Monte-Carlo simulation, the maximum grant date fair values of these awards were the same as their target grant date fair values reported in the table.

(3)	Amounts reflect the amounts paid pursuant to our 2021 Annual Bonus Plan with respect to fiscal year 2021. Please see the section titled “Annual Bonus Program” below for further information.
(4)
For each of Messrs. Blumenthal, Gilboa and Miller, reflects $11,400 in matching contributions made under the Company’s 401(k) plan. In addition, for Messrs. Blumenthal and Gilboa, reflects $125,000 in filing fees under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, which fees were paid by the Company on their behalf. In connection with a personal event, the Company provided Mr. Gilboa with a discount on 325 pairs of sunglasses at no incremental cost to the Company. There were no tax gross-ups associated with these transactions.

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Determination of Executive Compensation
Executive Compensation Philosophy and Objectives
Our executive compensation program is designed to drive performance by aligning compensation with business performance and the long-term success of our Company, in part, by compensating executives and key employees on the attainment of operating goals that positively impact our stakeholders, including our stockholders, while avoiding the promotion of excessive risk-taking. Although base salary and an annual performance-based cash bonus opportunity incentivize the achievement of shorter-term goals, our long-term equity awards represent a longer-term compensation structure that promotes retention and continuous commitment to the operating results of our Company. We further believe that this compensation mix motivates and rewards each of our executives and key employees, for their individual contributions to our company, both present and future, and enables us to attract and retain high-caliber leaders.
At this phase in the global growth of our business, a majority of the total direct compensation of our NEOs is directly tied, through the use of equity awards, to the growth in the value of our common stock.
We have formalized a set of principles to guide our Compensation Committee and Board of Directors in their decisions regarding our executive compensation program. To summarize these principles:
•	Base salaries should be consistent with those in similar positions at similar companies.
•	Annual bonuses should be directly connected to Company performance and achievement of individual objectives.
•	Equity compensation should be used to align the interests of our executives with those of our shareholders.
•	Benefits provided to our executives should be generally the same as those provided to our other employees.
•	Total direct compensation should attract, motivate, and retain talented executives in a competitive environment.
Role of Board of Directors and Compensation Committee
Our Compensation Committee oversees our executive compensation program, including executive salaries, payouts under our annual bonus program, and the size and structure of equity awards. Our Compensation Committee also administers our various equity plans and benefit programs and approves or makes recommendations regarding the compensation of our NEOs to our Board of Directors. Our Compensation Committee reviews the performance of each NEO from time to time to determine whether to make any changes to their compensation and approves such changes or presents its recommendations to our Board of Directors for review and final approval.
Role of management
In setting compensation, our Co-Chief Executive Officers work closely with our Compensation Committee in managing our executive compensation program and attend Compensation Committee meetings if so requested. Our Co-Chief Executive Officers may make recommendations to our Compensation Committee regarding the salary, annual cash bonus opportunity, and equity awards for our executives and key employees, other than themselves, because of their day-to-day involvement with our executive and senior leadership team. Our Compensation Committee generally exercises its discretion in modifying the recommended compensation of our executives and key employees, and no executive or employee participates directly in the final deliberations or determinations regarding his or her own compensation package.
Role of compensation consultant
In 2021, we engaged Semler Brossy to provide guidance and market-based data to our Board of Directors and our Compensation Committee and to advise regarding the amount and types of compensation that we provide to our executives and key employees, how our compensation practices compare to those of other
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companies, including with respect to a peer group of companies developed in consultation with Semler Brossy, and other compensation-related matters. Semler Brossy reports directly to our Compensation Committee and does not provide any services to us other than the services provided to or at the request of our Compensation Committee.
Use of comparative market data
While our Compensation Committee does not establish compensation levels based solely on a review of competitive market data, it believes that such data is a useful tool in its deliberations as it recognizes that our compensation policies and practices must be competitive in the marketplace for us to be able to attract, motivate, and retain qualified executives and key employees. Our Compensation Committee also considers a number of other factors, including company performance relative to our stakeholder priorities, each executive’s and key employee’s current and future impact on our strategy and mission, relative nature, and scope of responsibility, individual performance, and demonstrated leadership and internal pay equity considerations.
Elements of the Company’s Executive Compensation Program
For the year ended December 31, 2021, the compensation for our NEOs generally consisted of a base salary, cash bonuses, and equity awards. These elements (and the amounts of compensation and benefits under each element) were selected because we believe they are necessary to help us attract and retain executive talent which is fundamental to our success.
Below is a more detailed summary of the current executive compensation program as it relates to our NEOs.
Base Salaries
Our NEOs each receive a base salary to compensate them for services rendered to our company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities.
For fiscal year 2021, Messrs. Blumenthal, Gilboa, and Miller had an annual base salary of $450,000, $450,000, and $430,000, respectively.
Effective January 1, 2022, our Compensation Committee increased the annual base salary of Messrs. Blumenthal, Gilboa, and Miller to $500,000, $500,000 and $450,000, respectively.
Our Board of Directors and Compensation Committee may adjust base salaries from time to time at their discretion.
Annual Bonus Program
We maintain an annual performance-based cash bonus program in which each of our NEOs participated in fiscal year 2021. Each NEO’s target bonus is expressed as a percentage of base salary which can be achieved by meeting certain performance objectives at target level. The 2021 annual bonuses for Messrs. Blumenthal, Gilboa, and Miller were targeted at 75%, 75%, and 50% of the executive’s base salary, respectively. For fiscal year 2021, our NEOs were eligible to earn annual cash bonuses based on the achievement of certain corporate objectives approved by our Board of Directors, including revenue and adjusted EBITDA margin targets. Significant overachievement of all goals could result in a payout of up to 200% of the target.
In December 2021 and February 2022, our Compensation Committee reviewed and approved overall achievement of our 2021 corporate goals at 100% of target. Based on this determination, our Compensation Committee approved the 2021 annual bonuses set forth above in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.”
In addition, the Compensation Committee approved a one-time, special bonus to Mr. Miller in recognition of his significant efforts in connection with the Company’s direct listing, as set forth in the Summary Compensation Table in the column titled “Bonus.”
Effective January 1, 2022, our Board of Directors approved increasing the target bonus percentage for Mr. Miller to 60%, while the target bonus opportunity for each of our Co-Chief Executive Officers remained at 75% of the Co-Chief Executive Officers’ annual base salary.
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Equity Compensation
2021 Grants
We maintain the Warby Parker Inc. Amended and Restated 2011 Stock Plan (the “2011 Plan”), the Warby Parker Inc. 2012 Milestone Stock Plan (the “2012 Plan”), the Warby Parker Inc. 2019 Founder Stock Plan (the “2019 Plan”) and the Warby Parker Inc. 2021 Incentive Award Plan (the “2021 Plan”). Following the adoption of our 2021 Plan in connection with our direct listing, no further grants were permitted to be made under the 2011 Plan, the 2012 Plan or the 2019 Plan, though existing awards remain outstanding and continue to vest in accordance with their terms, as further detailed in the Outstanding Equity Awards at Fiscal Year End Table and the related footnotes below. Following the adoption of the 2021 Plan, stock options can no longer be exercised prior to their vesting.
We have granted stock options and RSUs to our employees, including our NEOs, in order to attract and retain them, as well as to align their interests with the interests of our stockholders. In order to provide a long-term incentive, our stock options and RSUs generally vest over four years subject to continued service to the company.
In January 2021, we granted each of Messrs. Blumenthal and Gilboa an option to purchase 275,081 shares of our Class B common stock and 69,303 RSUs covering our Class B common stock under our 2019 Plan. The options and RSUs vest monthly over four years, subject to continued service through the applicable vesting date. The options were granted at an exercise price of $18.35 per share, which our Board of Directors determined was equal to the fair market value of a share of our Class B common stock on the date of grant. In March 2021, both Messrs. Blumenthal and Gilboa exercised the option held by him in full. The shares acquired prior to vesting remain subject to repurchase by us for the original exercise price upon any termination of the executive’s employment with us, or, if less, fair market value at the time of repurchase. Our repurchase right lapses in accordance with the vesting schedule of the related option. In addition, in June 2021, we granted to Messrs. Blumenthal and Gilboa the multi-year founders’ grants discussed below.
In January 2021, we granted Mr. Miller an option to purchase 117,270 shares of our Class A common stock and 31,696 RSUs covering our Class A common stock under our 2011 Plan. The options and RSUs vest monthly over four years, subject to continued service through the applicable vesting date. The options were granted with an exercise price of $17.90 per share, which our Board of Directors determined was equal to the fair market value of a share of our Class A common stock on the date of grant. In March 2021, Mr. Miller exercised the option to acquire 29,318 shares. The shares acquired prior to vesting remain subject to repurchase by us for the original exercise price upon any termination of Mr. Miller’s employment with us. Our repurchase right lapses in accordance with the vesting schedule of the related option. In addition, in June 2021, we granted Mr. Miller 81,533 RSUs covering our Class A common stock under our 2011 Plan, vesting monthly over 4 years subject to continued service, which was intended to cover Mr. Miller’s annual grants until the first quarter of 2023 (although the Compensation Committee retains the right to reassess future awards in its discretion).
In order to encourage additional alignment of interests with our stockholders, in August 2021, we granted each of our NEOs the right to purchase up to 20,383 fully vested shares of our common stock for a purchase price of $24.53, which was the price per share paid for our Series G redeemable convertible preferred stock. Each NEO exercised his stock purchase right in full shortly after the grant, with Messrs. Blumenthal and Gilboa purchasing Class B common stock and Mr. Miller purchasing Class A common stock.
Multi-Year Founders’ Grants
In connection with our direct listing, our Compensation Committee and our Board of Directors worked closely with its compensation consultant, Semler Brossy, to design a one-time equity incentive for Messrs. Blumenthal and Gilboa that encourages their retention for a multi-year period and significantly aligns their compensation with the long-term interests of our stockholders by requiring, among other things, the achievement of sustained stock price targets.
In designing the equity incentive for Messrs. Blumenthal and Gilboa, our Compensation Committee and Board of Directors considered Messrs. Blumenthal’s and Gilboa’s significant stockholdings, strong history of leadership since the founding of our Company, and their vision for the future of our Company. For each of Messrs. Blumenthal and Gilboa, the equity incentive is comprised of 2,198,844 performance-based restricted stock units, or PSUs, and 942,362 time-based RSUs, that were granted under our 2019 Plan. Each RSU and
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each PSU represents the right to receive one share of our Class B common stock after vesting. The PSUs will only vest, if at all, in the event the price of our Class A common stock reaches stock price hurdles that are significantly in excess of the fair market value of our Class A common stock as of the date of grant over a period of ten years. Commencing on July 1, 2021, the RSUs will vest in equal monthly installments over a period of five years, which is subject to Messrs. Blumenthal’s and Gilboa’s continued employment with us through the applicable vesting date. The size of the award was determined after consideration of similar equity awards to founders of privately held and publicly traded companies that are serving in executive positions and is intended to replace annual grants that would otherwise be made to Messrs. Blumenthal and Gilboa over the next several years (although the Compensation Committee retains the right to reassess future awards in its discretion).
Each award of the PSUs is divided into eight substantially equal tranches, with each tranche vesting on the date the 90-day trailing volume weighted average trading price of our Class A common stock exceeds the stock price hurdle, as set forth for each award in the table below, provided that no PSUs may vest prior to the six-month anniversary of the effectiveness of our S-1 registration statement.
Tranche	Number of PSUs Under Each Award	Stock Price Hurdle
1	274,856	$47.75
2	274,855	$55.71
3	274,856	$63.67
4	274,855	$71.63
5	274,856	$79.59
6	274,855	$87.55
7	274,856	$95.50
8	274,855	$103.46
Shares underlying vested RSUs and PSUs will be issued to Messrs. Blumenthal and Gilboa on a specified quarterly date following the second anniversary of the vesting date, except for an amount necessary to cover any taxes due in connection with the vesting, which will be withheld or sold to cover, or issued to offset, such taxes, at the Company’s discretion. Any RSUs or PSUs subject to the award that have not vested by the 10th anniversary of the grant date will be forfeited.
The number of RSUs and PSUs and each stock price hurdle for the PSUs will be equitably adjusted to reflect any stock splits, stock dividends or other restructurings impacting our common stock.
In the event of Messrs. Blumenthal’s or Gilboa’s termination of employment affected by us without “cause,” by him for “good reason” or due to his death or disability, (i) all unvested RSUs will accelerate and vest in full and (ii) all unvested PSUs will remain outstanding and eligible to vest until the earlier of 18 months following the date of termination and the end of the 10-year term of the PSUs. In the event of Messrs. Blumenthal’s or Gilboa’s termination of employment affected by us for cause or due to his voluntary resignation, all unvested RSUs and PSUs will be forfeited, and in the case of a termination for cause, any vested RSUs or PSUs may be clawed back to the extent determined appropriate by our Board of Directors.
In addition, in the event of a change in control, achievement of stock price hurdles for purposes of the PSUs will be measured based on the price per share to be received by stockholders in connection with such change in control, and any tranches for which the stock price hurdle has been met as well as 25% of the then-remaining PSUs will vest and be settled. In the event of Messrs. Blumenthal’s or Gilboa’s termination of employment without cause or resignation for good reason within 18 months following the change in control, all unvested RSUs will accelerate and vest in full.
Other Elements of Compensation
Retirement Plans
We maintain a 401(k) retirement savings plan for our employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other part-time and full-time employees. The Code allows eligible employees to defer a portion of their
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compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match contributions made by participants in the 401(k) plan up to 4% of the employee contributions, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan and making fully vested matching contributions adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including medical, dental, and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life and accidental death and dismemberment insurance. We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our NEOs.
We do not maintain any defined benefit pension plans or deferred compensation plans for our NEOs.
Employee Benefits and Perquisites
In fiscal year 2021, we paid the filing fees incurred by Messrs. Blumenthal and Gilboa under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. In connection with a personal event, the Company provided Mr. Gilboa with a discount on 325 pairs of sunglasses at no incremental cost to the Company. Our Compensation Committee may from time to time approve additional perquisites in the future when our Compensation Committee determines that such perquisites are necessary or advisable to fairly compensate or incentivize our employees.
Tax gross-ups
We do not make gross-up payments to cover our NEOs’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by the Company.
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Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2021.
			Option Awards				Stock Awards
Name(1)	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(5)
Neil Blumenthal	2/22/2017(6)	2/22/2017	710,759		3.83	2/21/2027
	5/2/2019(7)	1/1/2019			12.63		79,530	2,698,453
	5/2/2019(8)	1/1/2019					15,633	727,872
	11/20/2019(7)	1/1/2020			14.19		160,715	5,202,345
	11/20/2019 (8)	1/1/2020					37,874	1,763,413
	1/28/2021(7)	1/1/2021			18.35		212,042	5,981,705
	1/28/2021(8)	1/1/2021					53,422	2,487,328
	6/15/2021(9)	7/1/2021							2,198,844	102,378,177
	6/15/2021 (10)	7/1/2021					863,710	40,214,338
Dave Gilboa	7/27/2012(11)	7/20/2012	11,490		0.72	7/27/2022
	2/22/2017(6)	2/22/2017	710,759		3.83	2/21/2027
	5/2/2019 (7)	1/1/2019			12.63		79,530	2,698,453
	5/2/2019(8)	1/1/2019					15,633	727,872
	11/20/2019(7)	1/1/2020			14.19		160,715	5,202,345
	11/20/2019 (8)	1/1/2020					37,874	1,763,413
	1/28/2021(7)	1/1/2021			18.35		212,042	5,981,705
	1/28/2021(8)	1/1/2021					53,422	2,487,328
	6/15/2021(9)	7/1/2021							2,198,844	102,378,177
	6/15/2021(10)	7/1/2021					863,710	40,214,338
Steve Miller	10/16/2018 (12)	1/1/2018	6,650	3,326	13.08	10/15/2028
	10/16/2018(12)	1/1/2018		625	13.08	10/15/2028
	10/16/2018(8)	1/1/2018					663	30,869
	3/29/2019(12)	1/1/2019	7,882	39,197	12.35	3/28/2029
	3/29/2019(13)	12/1/2022		662	12.35	3/28/2029
	3/29/2019(14)	12/1/2022		11,376	12.35	3/28/2029
	3/29/2019(8)	1/1/2019					10,984	511,415
	11/20/2019(12)	1/1/2020	24,911	74,905	13.35	11/19/2029
	11/20/2019 (8)	1/1/2020					21,042	979,716
	1/28/2021 (7)	1/1/2021		87,952	17.90	1/27/2031	2,444	70,045
	1/28/2021(8)	1/1/2021					24,433	1,137,600
	6/15/2021(8)	7/1/2021					73,040	3,400,742
(1)
Option awards and stock awards held by Messrs. Blumenthal and Gilboa cover shares of our Class B common stock and option awards and stock awards held by Mr. Miller cover shares of our Class A common stock.

(2)
Except as otherwise provided, each option vests in equal monthly installments over the applicable vesting period, beginning on the vesting commencement date subject to the holder continuing to provide services to the company through the applicable vesting date. Prior to our direct listing, any shares that were acquired on exercise prior to vesting were subject to repurchase at the original exercise price upon a termination of service.

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(3)
For option awards, this represents shares of common stock acquired upon the early exercise of stock options prior to vesting. Unvested shares vest in substantially equal monthly installments through the fourth anniversary of the vesting commencement date, and, prior to vesting, such shares are subject to a right of repurchase at the lower of fair market value or the original exercise price per share upon a termination of service with the Company. For RSU awards, this represents the shares associated with unvested tranches of each award.

(4)
Amounts are calculated by multiplying the number of shares shown in the table by $46.56 per share of Class A common stock or $46.56 per share of Class B common stock, which constitutes the fair market value per share as of December 31, 2021. For restricted stock acquired on the exercise of options that are subject to a right of repurchase, the applicable repurchase price is subtracted.

(5)
Amounts are calculated by multiplying the number of shares shown in the table by $46.56 per share of Class B common stock underlying the PSUs, which constitutes the fair market value per share as of December 31, 2021 and assumes all target goals were achieved.

(6)	Represents options held by Messrs. Blumenthal and Gilboa that vested upon the achievement of several performance milestones, the final of which was achieved on January 28, 2021.
(7)
Represents restricted stock acquired on the exercise of options that are subject to a right of repurchase that lapses based on the option’s vesting schedule in 48 substantially equal monthly installments from the vesting commencement date, subject to the named executive officer continuing to provide service to the Company through each vest date.

(8)
Represents RSUs that vest in 48 substantially equal monthly installments from the vesting commencement date, subject to the named executive officer continuing to provide service to the Company through each vest date.

(9)
Represents PSUs held by Messrs. Blumenthal and Gilboa related to the co-founder grant on June 15, 2021. Each hold 2,198,844 PSUs that vest, if at all, upon the achievement of stock price goals as detailed in the Multi-Year Founders' Grants section described above.

(10)
Represents RSUs held by Messrs. Blumenthal and Gilboa related to the co-founder grant on June 15, 2021. The RSUs vest in 60 substantially equal monthly installments from the vesting commencement date and the release of such awards will occur two years following each tranche's vest date.

(11)	Represents options held by Mr. Gilboa that vested upon the achievement of a single performance milestone on April 22, 2015.
(12)
Represents options that vest in 48 substantially equal monthly installments from the vesting commencement date, subject to the named executive officer continuing to provide service to the Company through each vest date.

(13)	Represents options held by Mr. Miller that vest on December 1, 2022, subject to Mr. Miller continuing to provide service to the Company through the applicable vest date.
(14)
Represents options held by Mr. Miller that vest in 11 substantially equal monthly installments of 675 options beginning on January 1, 2022 through November 1, 2022, followed by 13 options that vest on December 1, 2022 and 3,941 options that vest on January 1, 2023, subject to Mr. Miller continuing to provide service to the Company through each vest date.

Executive Compensation Arrangements
We have not entered into an employment agreement or offer letter for either Messrs. Blumenthal and Gilboa. In 2011, we entered into an offer letter with Mr. Miller. The offer letter sets forth the title, base salary, target bonus opportunity, and initial equity award for the executive and summarizes the other terms and conditions applicable to the executive’s employment with the company.
Under Mr. Miller’s offer letter, in the event we terminate Mr. Miller’s employment for other than cause or Mr. Miller resigns for good reason, each as defined below, then subject to Mr. Miller returning all company property in his possession and providing a general release in our favor, he is entitled to continued payment of his base salary for a period of six months and a lump sum payment in an amount equal to six months’ of the company’s contribution under our health insurance plans in which Mr. Miller participates on the date of termination.
For the purposes of Mr. Miller’s offer letter, “cause” means (a) his unauthorized use or disclosure of our confidential information or trade secrets, which use or disclosure causes material harm to us, (b) his material breach of any agreement between Mr. Miller and us that continues for a period of 30 days after receiving written notification of such breach from our board of directors, (c) his material failure to comply with our written policies or rules that continues for a period of 30 days after receiving written notification of such failure from our board of directors, (d) his conviction of, or Mr. Miller’s plea of “guilty” or “no contest” to, a felony under the laws of the United States or any state, (e) his gross negligence or willful misconduct that continues for a period of 30 days after receiving written notification of such negligence or misconduct from our board of directors, (f) his failure to perform assigned duties that continues for a period of 30 days after receiving written notification of the failure from our board of directors, or (g) his failure to cooperate in good faith with a governmental or internal investigation of the company or its directors, officers or employees, if we have requested Mr. Miller’s cooperation.
For the purposes of Mr. Miller’s offer letter, he will have “good reason” to resign if he resigns within twelve months after (a) a reduction in his base salary by more than 10% (other than an across-the-board reduction applicable to all of our senior management team that does not disproportionately affect Mr. Miller), (b) a
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material diminution of his authority, duties or responsibilities, or (c) a relocation of his principal workplace to a location that is outside of the New York City metropolitan area. Notwithstanding the foregoing, Mr. Miller will not have good reason to resign unless he provides written notice to us within 90 days after the initial occurrence of the condition giving rise to good reason and we fail to cure the condition within 30 days after receiving Mr. Miller’s written notice.
Equity Incentive Arrangements
Existing Equity Plans
We currently maintain our 2021 Plan, as described above. Following the effectiveness of the 2021 Plan, no further grants will be made under any of the 2011 Plan, the 2012 Plan or the 2019 Plan, although awards remain outstanding thereunder.
In addition, in connection with the direct listing we adopted the 2021 Employee Stock Purchase Plan, or the ESPP.
As of December 31, 2021, the following securities were authorized for issuance under our equity compensation plans:
Plan category:	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, or Release of Outstanding Restricted Stock Units and Performance Stock Units	(b) Weighted- Average Exercise Price of Outstanding Options	(c) Number of Securities Available for Future Issuance Under Equity Compensation Plans (excludes securities reflected in column (a))
Equity compensation plans approved by security holders(1)			13,629,151(2)
Class A Restricted Stock Units	1,631,659(3)	—
Class B Restricted Stock Units	2,100,220(4)	—
Class B Performance Stock Units	4,397,688(5)	—
Options to Purchase Class A Common Stock	1,285,795(6)	$7.09
Options to Purchase Class B Common Stock	2,337,582(7)	$8.47
Equity compensation plans not approved by security holders	—	—	—
Total	11,752,944	$7.98	13,629,151
(1)
Consists of the Warby Parker Inc. Amended and Restated 2011 Stock Plan (the “2011 Plan”), the Warby Parker Inc. 2012 Milestone Stock Plan (the “2012 Plan”), the Warby Parker Inc. 2019 Founder Stock Plan (the “2019 Plan”), the Warby Parker Inc. 2021 Incentive Award Plan (the “2021 Plan”) and the 2021 Employee Stock Purchase Plan (the “ESPP”). Following the adoption of our 2021 Plan in connection with our direct listing, no further grants were permitted to be made under the 2011 Plan, the 2012 Plan or the 2019 Plan, though existing awards remain outstanding and continue to vest in accordance with their terms, as further detailed in the Outstanding Equity Awards at Fiscal Year End Table and the related footnotes above.

(2)
The number of shares authorized under our 2021 Incentive Award Plan will increase on the first day of each calendar year beginning on January 1, 2022 and ending on and including January 1, 2031, equal to the lesser of (A) 5% of the shares of Class A Common Stock and Class B Common Stock outstanding as of the last day of the immediately preceding fiscal year and (B) such lesser number of shares as determined by our Board of Directors, which may be issued as shares of Class A Common Stock. The number of shares authorized under our ESPP will increase on the first day of each calendar year beginning on January 1, 2022 and ending on and including January 1, 2031, equal to the lesser of (A) 1% of the shares of Class A Common Stock and Class B Common Stock outstanding as of the last day of the immediately preceding fiscal year and (B) such lesser number of shares as determined by our Board of Directors, which may be issued as shares of Class A Common Stock.

(3)
Consists of 1,193,810 outstanding Class A restricted stock units under the 2011 Stock Plan and 437,849 outstanding Class A restricted stock units under the 2021 Plan. Up to a maximum of 343,483 shares may be purchased in the current offering period under the ESPP which runs until November 14, 2023, based on enrollment as of December 31, 2021 and the April 14, 2022 closing price for our Class A common Stock ($28.18), which are not captured in column (a).

(4)	Consists of 2,100,220 outstanding Class B restricted stock units under the 2019 Founder Stock Plan, inclusive of 158,942 restricted stock units that are vested but not settled/issued.
(5)	Consists of 4,397,688 outstanding Class B performance stock units under the 2019 Founder Stock Plan
(6)
Consists of 1,285,795 outstanding options to purchase stock under the 2011 Stock Plan. Following the effectiveness of the 2021 Plan, no further grants were permitted to be made under the 2011 Stock Plan, though existing awards remain outstanding.

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(7)
Consists of 1,433,008 outstanding options to purchase stock under the 2012 Milestone Stock Plan and 904,574 outstanding options to purchase stock under the 2019 Founder Stock Plan. Following the effectiveness of the 2021 Plan, no further grants were permitted to be made under the 2012 Milestone Stock Plan or the 2019 Founder Stock Plan, though existing awards remain outstanding.

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DIRECTOR COMPENSATION
The following table sets forth information concerning the compensation received by our non-employee directors for the year ended December 31, 2021. Messrs. Blumenthal and Gilboa, our co-CEOs, do not receive any additional compensation for their services on our Board of Directors.
Name	Fees Earned or Paid in Cash ($)(1)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Total ($)
Teresa Briggs	345,000	381,865	357,449	1,084,314
Joel Cutler	—	—	357,449	357,449
Andrew Hunt	75,000	381,865	357,449	814,314
Youngme Moon	325,000	381,865	357,449	1,064,314
Jeffrey Raider	75,000	381,865	357,449	814,314
Gabrielle Sulzberger	85,000	386,233	366,921	838,154
Ronald A. Williams	75,000	386,233	366,921	828,154
Lee Fixel(4)	—	—	357,449	357,449
Millard Drexler(4)	—	—	357,449	357,449
(1)
Amounts represent cash retainer fees of: for Ms. Briggs, $75,000 for her annual retainer and $20,000 for her service as the Chair of the Audit Committee; for Mr. Hunt, $75,000 for his annual retainer; for Ms. Moon, $75,000 for her annual retainer; for Mr. Raider, $75,000 for his annual retainer; for Ms. Sulzberger, $75,000 for her annual retainer and $10,000 for her service as the Chair of the Nominating and Corporate Governance Committee; and for Mr. Williams, $75,000 for his annual retainer. Pursuant to Mr. Cutler’s arrangement with General Catalyst and its affiliated entities, Mr. Cutler does not receive cash compensation for service on our Board of Directors.

(2)
In August 2021, we approved a one-time cash payment of $250,000 to each of Mses. Briggs and Moon based on each director's significant efforts in support of the Company leading up to the public trading of our securities while serving as a member of our Board of Directors.

(3)
Amounts reflect the full grant-date fair value of restricted stock units (in the case of the Stock Awards column) and options in the form of stock purchase rights (in the Option Awards column) granted during 2021 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the non-employee director. See Note 7 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021, for the assumptions used in calculating these values.

(4)	Messrs. Fixel and Drexler resigned from the Board effective August 8, 2021.
The table below shows the aggregate number of stock option awards to purchase shares of our common stock (exercisable and unexercisable) and unvested restricted stock unit awards held as of December 31, 2021 by each non-employee director who was serving as of December 31, 2021.
Name	Outstanding Options at Fiscal Year End	Outstanding Restricted Stock Units at Fiscal Year End
Teresa Briggs	—	15,033
Joel Cutler	—	—
Andrew Hunt	—	—
Youngme Moon	—	2,124
Jeffrey Raider	—	—
Gabrielle Sulzberger	—	—
Ronald A. Williams	—	—
Non-Employee Director Compensation Policy
In connection with our direct listing, our Board of Directors adopted a new non-employee director compensation program (the “Director Compensation Program”), which was amended effective as of December 17, 2021. Pursuant to the Director Compensation Program, our non-employee directors will receive cash compensation as follows:
•	Each non-employee director will receive an annual cash retainer in the amount of $75,000 per year.
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•	Any lead non-employee director will receive an additional cash retainer in the amount of $15,000 per year.
•	The chair of the Audit Committee will receive an additional annual cash retainer in the amount of $20,000 per year for such chair’s service on the Audit Committee.
•	The chair of the Compensation Committee will receive an additional annual cash retainer in the amount of $15,000 per year for such chair’s service on the Compensation Committee.
•
The chair of the Nominating and Corporate Governance Committee will receive an additional annual cash retainer in the amount of $10,000 per year for such chair’s service on the Nominating and Corporate Governance Committee.

Under the Director Compensation Program, each non-employee director who will continue to serve as a non-employee director following an annual stockholders meeting will automatically be granted fully vested RSUs covering a number of shares of our Class A common stock calculated by dividing (a) $225,000 by (b) the average closing trading price of our Class A common stock over the 30-day period ending the day prior to the date of such annual meeting. Newly appointed non-employee directors are automatically granted a pro-rated fully-vested RSU award based on the anticipated date of our next annual stockholders meeting. Any equity awards held by our non-employee directors that are unvested automatically accelerate in the event of a change in control.
Our non-employee directors may elect to convert all or a portion of their annual retainers into awards of RSUs covering a number of shares of Class A common stock calculated by dividing the amount of the annual retainer that would have otherwise been paid to such non-employee director on the applicable grant date by the average closing trading price of a share of Class A Common Stock over the 30-day period ending the day prior to the grant date. In addition, our non-employee directors may defer the issuance of the shares underlying their RSUs until the earliest of a fixed date properly elected by the non-employee director, his or her termination of service or a change in control, in each case, in compliance with the requirements of Section 409A of the Internal Revenue Code.
2021 Compensation
In August 2021, we approved the payment of an initial cash retainer in the amount of $75,000 and a grant of an initial award of 9,173 fully vested RSUs covering our Class A common stock under our 2011 Plan to Messrs. Hunt and Raider and Mses. Briggs and Moon (each of our continuing non-employee directors with the exception of Mr. Cutler), consistent with the Director Compensation Policy described above. In addition, our Board of Directors approved the same grant of 9,173 fully vested RSUs covering our Class A common stock to each non-employee director appointed to our Board of Directors prior to the first public trading date of our Class A common stock, to be granted automatically on or as soon as practicable after the date of such director’s appointment. Accordingly, Ms. Sulzberger and Mr. Williams were also granted 9,173 fully vested RSUs on the dates of their appointment to our Board of Directors. In addition, as the chair of our Audit Committee, Ms. Briggs was awarded an additional initial cash retainer in the amount of $20,000, and as chair of our Nominating and Corporate Governance Committee, Ms. Sulzberger was awarded an additional $10,000. Also in August 2021, we approved a one-time cash fee of $250,000 to each of Mses. Briggs and Moon based on each director's significant efforts in support of the Company leading up to the public trading of our securities while serving as a member of our Board of Directors.
In addition, in order to encourage additional alignment of interests with our stockholders, in August 2021, we granted each of our non-employee directors the right to purchase up to 20,383 fully vested shares of our Class A common stock for a purchase price per share of $24.53, which was the price per share paid for our Series G redeemable convertible preferred stock. In addition, our Board of Directors approved the grant of the same stock purchase right to each non-employee director appointed to our Board of Directors prior to the first public trading date of our Class A common stock, such stock purchase right to be granted automatically on the date of such director’s appointment. Accordingly, Ms. Sulzberger and Mr. Williams were also granted these stock purchase rights on the dates of their appointment to our Board of Directors. Each director exercised his or her stock purchase right in full shortly after grant, except that Mr. Cutler exercised the stock purchase right with respect to 10,000 shares, which he subsequently donated to the Warby Parker Impact Foundation, and allowed the remainder of the stock purchase right to expire.
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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common stock for:
•	each person known by us to beneficially own more than 5% of our common stock;
•	each of our directors;
•	each of our named executive officers; and
•	all of our executive officers and directors as a group.
The number of shares beneficially owned by each stockholder as described in this proxy statement is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 14, 2022, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Applicable percentage ownership is based on 95,292,853 shares of Class A Common Stock and 19,649,467 shares of Class B Common Stock outstanding as of April 14, 2022. “Percentage of Total Voting Power” represents voting power with respect to all outstanding shares of our Class A Common Stock and Class B Common Stock, as a single class, as of April 14, 2022. The holders of our Class B common stock are entitled to 10 votes per share, and holders of our Class A common stock are entitled to one vote per share. Unless otherwise indicated, the address of all listed stockholders is 233 Spring Street, 6th Floor East, New York, New York 10013.
Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.
	Class A Common Stock		Class B Common Stock		Percentage of Total Voting Power
Name and Address of Beneficial Owner	Shares	%	Shares	%
5% or Greater Stockholders
T. Rowe Price and affiliates(1)	19,518,720	20.5	—	—	6.7
D1 Capital Partners L.P. and affiliates(2)	14,971,223	15.7	—	—	5.1
Durable Capital Partners LP(3)	14,808,493	15.5	—	—	5.1
FRM LLC(4)	9,783,917	10.3	—	—	3.4
General Catalyst and affiliates(5)	5,822,191	6.1	—	—	2.0
Baillie Gifford & Co(6)	5,642,461	5.9	—	—	1.9
Named Executive Officers and Directors
Neil Blumenthal(7)	400,106	*	7,011,328	35.7	24.2
David Gilboa(8)	235	*	9,354,428	47.61	32.1
Steven Miller(9)	436,488	*	—	—	*
Andrew Hunt(10)	1,855,538	1.9	—	—	*
Jeffrey Raider(11)	4,140,442	4.3	—	—	1.4
Teresa Briggs(12)	33,851	*	—	—	*
Joel Cutler(13)	5,822,191	6.1	—	—	2.0
Youngme Moon(14)	40,687	*	—	—	*
Gabrielle Sulzberger(15)	29,556	*	—	—	*
Ronald A. Williams(16)	29,556	*	—	—	*
All directors and executive officers as a group (10 individuals)(17)	12,788,650	13.4	16,365,756	83.3	60.5
*	Less than one percent.
(1)
Based solely on a Schedule 13G/A filed with the SEC on February 14, 2022. T. Rowe Price Associates, Inc. reports sole voting power over 3,485,583 shares of Class A Common Stock and sole dispositive power over 19,518,720 shares of Class Common Stock. T. Rowe Price New Horizons Fund, Inc. reports sole voting power over 6,785,989 shares of Class A Common Stock. The address of each of the foregoing entities is 100 East Pratt Street Baltimore, MD 21202.

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(2)
Based solely on a Schedule 13G/A filed with the SEC on February 14, 2022, and a Form 4 filed with the SEC on February 23, 2022. Consists of (i) 14,944,023 shares of Class A Common over which D1 Capital Partners L.P. (the “Investment Manager”) and Daniel Sundheim exercise shared voting and dispositive power, and (ii) 27,200 shares of Class A Common Stock over which Daniel Sundheim exercises sole voting and dispositive power. The Investment Manager is a registered investment adviser and serves as the investment manager of private investment vehicles and accounts, including D1 Capital Partners Master LP (the “Investment Vehicle”), and may be deemed to beneficially own the shares of Class A Common Stock held by the Investment Vehicle and/or its subsidiary. Mr. Sundheim indirectly controls the Investment Manager and may be deemed to beneficially own the shares of Class A Common Stock held by the Investment Vehicle and/or its subsidiary. The address of the Investment Manager and Daniel Sundheim is 9 West 57th Street, 36th Floor, New York, New York 10019.

(3)
Based solely on a Schedule 13G filed with the SEC on January 6, 2022, and a Form 4 filed with the SEC on February 25, 2022. Consists of shares of Class A Common Stock over which Durable Capital Partners LP, as the investment adviser to Durable Capital Master Fund LP, exercises sole voting and dispositive power. Durable Capital Partners GP LLC (“Durable GP”) is the general partner of the Durable Capital Partners LP, and Henry Ellenbogen is the chief investment officer of the Durable Capital Partners LP and the managing member of Durable GP. The address of Durable Capital Partners LP is 5425 Wisconsin Avenue, Suite 802 Chevy Chase, Maryland 20815.

(4)
Based solely on a Schedule 13G filed with the SEC on April 11, 2022. FMR LLC reports sole voting power over 9,592,121 shares of Class A Common Stock and sole dispositive power over 9,783,917 shares of Class A Common Stock. Abigail P. Johnson is a director, chairman and chief executive officer of FMR LLC and has sole dispositive power over 9,783,917 shares of Class A Common Stock. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The address for FMR LLC and Abigail P. Johnson is 245 Summer Street, Boston, MA 02210.

(5)
Based solely on a Schedule 13G filed with the SEC on February 15, 2022. Consists of (i) 5,656,571 shares of ClassA Common Stock over which General Catalyst Group Management Holdings GP, LLC (“GCGMH LLC”), General Catalyst Group Management Holdings, L.P. (“GCGMH”), General Catalyst Group Management, LLC (“GCGM”), General Catalyst Group V, L.P. (“GC V”), GC Entrepreneurs Fund V, L.P., (“E Fund V”), General Catalyst Partners V, L.P. (“GC V GPLP”), General Catalyst GP V, LLC (“GC V GPLLC”), General Catalyst Group V Supplemental, L.P. (“GC V Supplemental”), Kenneth Chenault, David P. Fialkow, Joel E. Cutler and Hemant Taneja, exercise shared voting and dispositive power, (ii) 82,307 shares of Class A Common Stock over which David P. Fialkow exercises sole voting and dispositive power, and (iii) 83,313 shares of Class A Common Stock over which Joel E. Cutler exercises sole voting and dispositive power. GCGMH LLC is the general partner of GCGMH, which is the manager of GCGMH, which is the manager of GC V GPLLC. Kenneth Chenault, David P. Fialkow, Joel E. Cutler and Hemant Taneja are managing members of GCGMH LLC. GC V GPLP is the sole general partner of GC V, E Fund V and GC V Supplemental. GC V GPLLC is the sole general partner of GC V GPLP. David P. Fialkow, Joel E. Cutler and Hemant Taneja are managing directors of GC V GPLLC. The address of the foregoing entities and individuals is 20 University Road, 4th Floor, Cambridge, MA 02138.

(6)
Based solely on a Schedule 13G filed with the SEC on January 27, 2022. With respect to these shares, Baillie Gifford & Co exercises (i) sole voting power over 5,312,545 shares of Class A Common Stock and (ii) sole dispositive power over 5,642,461 shares of Class A Common Stock. Such shares are held by Baillie Gifford & Co. and/or one or more of its investment adviser subsidiaries, which may include Baillie Gifford Overseas Limited, on behalf of investment advisory clients, which may include investment companies registered under the Investment Company Act, employee benefit plans, pension funds or other institutional clients. The address of Baillie Gifford & Co is Calton Square, 1 Greenside, Edinburgh EH1 3AN, Scotland, UK.

(7)
Based on a Schedule 13G filed with the SEC on February 14, 2022 and other information known to the Company. Consists of (i) 106 shares of Class A Common Stock, (ii) 400,000 shares of Class A Common Stock held by various family trusts over which Mr. Blumenthal may be deemed to have shared voting and dispositive power, (iii) 3,183,203 shares of Class B Common Stock, (iv) 3,104,882 shares of Class B Common Stock held by various family trusts over which Mr. Blumenthal may be deemed to have shared voting and dispositive power, (v) 12,484 shares of Class B Common Stock underlying restricted stock units that vest within 60 days of April 14, 2022, and (vi) 710,759 shares of Class B Common Stock underlying options that are exercisable within 60 days of April 14, 2022. Mr. Blumenthal has pledged 2,039,763 shares of Class B Common Stock beneficially owned by him pursuant to a line of credit note with customary default provisions as security in favor of JPMorgan Chase Bank, N.A. See “Certain Relationships and Related Party Transactions—Issuer Agreements.”

(8)
Based on a Schedule 13G filed with the SEC on February 14, 2022 and other information known to the Company. Consists of (i) 235 shares of Class A Common Stock, (ii) 6,574,415 shares of Class B Common Stock, (iii) 2,056,770 shares of Class B Common Stock held by a family trust over which Mr. Gilboa may be deemed to have shared voting and dispositive power, (iv) 12,484 shares of Class B Common Stock underlying restricted stock units that vest within 60 days of April 14, 2022, and (v) 710,759 shares of Class B Common Stock underlying options that are exercisable within 60 days of April 14, 2022. Mr. Gilboa has pledged 2,677,224 shares of Class B Common Stock beneficially owned by him pursuant to a line of credit note with customary default provisions as security in favor of JPMorgan Chase Bank, N.A. See “Certain Relationships and Related Party Transactions—Issuer Agreements.”

(9)
Consists of (i) 157,444 shares of our Class A Common Stock, (ii) 12,137 shares of Class A Common Stock underlying restricted stock units that vest within 60 days of April 14, 2022, and (iii) 266,907 shares of Class A Common Stock underlying options that are exercisable within 60 days of April 14, 2022.

(10)	Consists of 1,855,538 shares of our Class A Common Stock.
(11)
Consists of (i) 450,210 shares of our Class A Common Stock and (ii) 3,690,232 shares of our Class A Common Stock held by various trusts over which Mr. Raider may be deemed to have shared voting and dispositive power.

(12)	Consists of (i) 31,704 shares of our Class A Common Stock, and (ii) 2,147 shares of Class A Common Stock underlying restricted stock units that vest within 60 days of April 14, 2022.
(13)	Consists of the shares of Class A Common Stock held by the entities affiliated with General Catalyst identified in footnote 5.
(14)	Consists of (i) 40,663 shares of our Class A Common Stock and (ii) 34 shares of Class A Common Stock underlying restricted stock units that vest within 60 days of April 14, 2022.
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(15)	Consists of 29,556 shares of our Class A Common Stock.
(16)	Consists of 29,556 shares of our Class A Common Stock.
(17)
Consists of (i) 12,507,425 shares of Class A Common Stock held by all directors and executive officers of the Company as a group, (ii) 14,318 shares of Class A Common Stock underlying restricted stock units held by all directors and executive officers of the Company as a group and that vest within 60 days of April 14, 2022, (iii) 266,907 shares of Class A Common Stock underlying options held by all directors and executive officers of the Company as a group and that are exercisable within 60 days of April 14, 2022, (iv) 14,919,270 shares of Class B Common Stock held by all directors and executive officers of the Company as a group, (v) 24,968 shares of Class B Common Stock underlying restricted stock units held by all directors and executive officers of the Company as a group that vest within 60 days of April 14, 2022, and (vi) 1,421,518 shares of Class B Common Stock underlying options held by all directors and executive officers of the Company as a group and that are exercisable within 60 days of April 14, 2022.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In addition to the compensation arrangements, including employment, termination of employment, and change in control arrangements, discussed in the sections “Executive Compensation” and “Director Compensation,” the following are certain transactions, arrangements and relationships with our directors, executive officers, and stockholders owning 5% or more of our outstanding common stock.
Executive Officer Promissory Notes
Prior to our direct listing, from time to time, we entered into secured promissory notes with certain of our executive officers, collateralized by the stock purchased through exercise of their employee stock options.
The following table summarizes each such promissory note entered into or outstanding since January 1, 2021 having a principal amount in excess of $120,000, including the date it was issued; its principal amount; the largest principal amount of indebtedness outstanding thereunder during fiscal year 2021; principal and interest payments made on such indebtedness during the fiscal year ended December 31, 2021; and the applicable interest rate. 50% of each promissory note issued was recourse and 50% was non-recourse. The non-recourse portion of the promissory note was secured by the underlying shares the executive officer purchased with the loan pursuant to a Security Agreement entered into between the executive officer and the Company. The recourse portion of the promissory note was unconditionally secured by all of the executive officer’s assets, including all shares of common stock owned by the executive officer; however, the Company agreed to first proceed against the underlying shares before proceeding against any other assets of the executive officer.
All outstanding promissory notes shown in the table below were repaid in full prior to our direct listing.
Executive Officer	Issue Date	Principal Amount	Largest Principal Amount During Fiscal Year 2021	Principal Payments	Interest Rate (per annum)	Interest Payments
Neil Blumenthal	June 28, 2017	$0.2 million	$0.1 million	$0.1 million	1.96%	$—
Neil Blumenthal	November 6, 2017	$1.4 million	$1.4 million	$1.4 million	2.00%	$0.1 million
Neil Blumenthal	May 24, 2019	$3.7 million	$3.7 million	$3.7 million	2.37%	$0.2 million
Neil Blumenthal	December 4, 2019	$4.4 million	$4.4 million	$4.4 million	1.69%	$0.1 million
Neil Blumenthal	March 23, 2021	$5.0 million	$5.0 million	$5.0 million	0.11%	$—
Dave Gilboa	June 28, 2017	$0.2 million	$0.2 million	$0.2 million	1.96%	$—
Dave Gilboa	November 7, 2017	$1.4 million	$1.4 million	$1.4 million	2.00%	$0.1 million
Dave Gilboa	May 28, 2019	$3.7 million	$3.7 million	$3.7 million	2.37%	$0.2 million
Dave Gilboa	December 4, 2019	$4.4 million	$4.4 million	$4.4 million	1.69%	$0.1 million
Dave Gilboa	March 23, 2021	$5.0 million	$5.0 million	$5.0 million	0.11%	$—
Steve Miller	November 6, 2017	$0.5 million	$0.2 million	$0.2 million	2.00%	$—
Steve Miller	March 24, 2021	$0.5 million	$0.5 million	$0.5 million	0.11%	$—
Steve Miller	March 28, 2021	$0.1 million	$0.1 million	$0.1 million	0.11%	$—
2021 Tender Offer
In April 2021, we entered into a letter agreement with our Co-Founders and Co-Chief Executive Officers, Neil Blumenthal and Dave Gilboa; our director and Co-Founder Jeffrey Raider; entities affiliated with Tiger Global, a holder of greater than 5% of our outstanding capital stock; entities affiliated with T. Rowe Price, a holder of greater than 5% of our outstanding capital stock; entities affiliated with General Catalyst, a holder of greater than 5% of our outstanding capital stock and affiliate of our director, Joel Cutler; Durable Capital Master Fund LP, a holder of greater than 5% of our outstanding capital stock; D1 Master Holdco I LLC, a holder of greater than 5% of our outstanding capital stock; and other stockholders, pursuant to which they agreed to waive certain transfer restrictions in connection with a Tender Offer by us and a third-party entity to purchase shares of our capital stock from certain of our stockholders at a price of $24.5306 per share, pursuant to an offer to purchase.
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An aggregate of 1,676,534 shares were tendered for an aggregate purchase price of approximately $41.1 million (with the third party entity purchasing 838,267 of the shares tendered for $20.6 million and the Company purchasing 838,267 of the shares tendered for $20.6 million). The Board of Directors approved the immediate retirement of all shares purchased by the Company.
Investors’ Rights Agreement
We are party to an amended and restated investors’ rights agreement, or the Investors’ Rights Agreement, with certain holders of our capital stock, including our Co-Founders and Co-Chief Executive Officers, Neil Blumenthal and Dave Gilboa; our directors and Co-Founders, Jeffrey Raider and Andrew Hunt; entities affiliated with Tiger Global, a holder of greater than 5% of our outstanding capital stock; entities affiliated with T. Rowe Price, a holder of greater than 5% of our outstanding capital stock; entities affiliated with General Catalyst, a holder of greater than 5% of our outstanding capital stock and affiliate of our director, Joel Cutler; Durable Capital Master Fund LP, a holder of greater than 5% of our outstanding capital stock; and D1 Master Holdco I LLC, a holder of greater than 5% of our outstanding capital stock. The Investors’ Rights Agreement provides certain holders of our capital stock with certain registration rights, including the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing.
Indemnification Agreements
Our Twelfth Amended and Restated Certificate of Incorporation contains provisions limiting the liability of directors to the fullest extent permitted by Delaware law, and our Amended and Restated Bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our Twelfth Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws also provide our Board of Directors with discretion to indemnify our employees and other agents when determined appropriate by the Board. In addition, we have entered into an indemnification agreement with each of our directors and executive officers, which requires us to indemnify them in certain circumstances.
Warby Parker Impact Foundation Donation
In August 2021, we issued 178,572 shares of Series A common stock to the Warby Parker Impact Foundation, a Delaware exempt corporation. Our Board of Directors also authorized up to an additional 1,071,432 shares of Class A common stock for issuance in installments over time and from time to time, in each case, subject to our Board of Directors’ discretion and approval, to the Warby Parker Impact Foundation or such other nonprofit entity designated by the Board of Directors. Three of our directors, Messrs. Blumenthal, Gilboa and Cutler, serve on the board of directors of the Warby Parker Impact Foundation.
Issuer Agreements
On March 25, 2022, in connection with the pledge by Mr. Blumenthal, our Co-Founder, Co-Chief Executive Officer and Co-Chairman of the Board of Directors, of 2,039,763 shares of Class B Common Stock pursuant to a line of credit note, the Company entered into an issuer agreement by and among the Company, Mr. Blumenthal and JPMorgan Chase Bank, National Association (“JPMorgan”), in which the Company, among other matters, provided for certain acknowledgements and agreements relating to the enforcement of the rights and remedies of JPMorgan under such line of note credit and related documents.
On March 25, 2022, in connection with the pledge by Mr. Gilboa, our Co-Founder, Co-Chief Executive Officer and Co-Chairman of the Board of Directors, of 2,677,224 shares of Class B Common Stock pursuant to a line of credit note, the Company entered into an issuer agreement by and among the Company, Mr. Gilboa and JPMorgan, in which the Company, among other matters, provided for certain acknowledgements and agreements relating to the enforcement of the rights and remedies of JPMorgan under such line of note credit and related documents.
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Director and Officer Indemnification and Insurance
Our Twelfth Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide indemnification and advancement of expenses for our directors and officers to the fullest extent permitted by the Delaware General Corporation Law, subject to certain limited exceptions. We have entered into indemnification agreements with each of our directors and executive officers. We have also purchased directors’ and officers’ liability insurance for each of our directors and executive officers.
Policies and Procedures for Related Person Transactions
Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests (or the perception thereof). We have a written policy on transactions with related persons that is in conformity with the requirements for issuers having publicly held common stock that is listed on the NYSE. Under the policy, our legal team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our legal team determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our General Counsel is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is inconsistent with the best interests of the Company and its stockholders, whether the transaction is on terms comparable to those that could be obtained in arm's length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Conduct, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the Chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee's next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee's next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person. All of the transactions described in this section occurred either prior to the adoption of this policy or were approved in accordance with this policy.
STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 233 Spring Street, 6th Floor East, New York, NY 10023 in writing not later than December 28, 2022.
Stockholders intending to present a proposal at the 2023 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that written notice from the stockholder of record of their intent to present such proposal or nomination be delivered to, or mailed and received at, our principal executive offices not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting of Stockholders no earlier than the close of business on February 9, 2023 and no later than the close of business on March 11, 2023. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2023 Annual Meeting
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of Stockholders is more than 30 days before or more than 60 days after June 9, 2023, then our Secretary must receive such written notice not later than the 90th day prior to the 2023 Annual Meeting of Stockholders or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us.
In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 10, 2023.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
OTHER MATTERS
Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, email, and facsimile by our directors, officers, and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians, and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians, and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2023 annual meeting of stockholders. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.
39

WARBY PARKER’S ANNUAL REPORT ON FORM 10-K
A copy of Warby Parker’s 2021 Form 10-K, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 14, 2022, without charge upon written request addressed to:
Warby Parker Inc.
Attention: Secretary
233 Spring Street, 6th Floor East
New York, NY 10023
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our 2021 Form 10-K at www.proxyvote.com. You also may access our 2021 Form 10-K at investors.warbyparker.com/overview.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors,

Hyung Bak, Senior Vice President, General Counsel and Secretary
New York, New York

April 27, 2022
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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 8, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/WRBY2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 8, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D81314-P69803 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WARBY PARKER INC.

The Board of Directors recommends you vote FOR the following Class I director nominees:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Teresa Briggs
02) Joel Cutler
03) Jeffrey Raider

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment, continuation, or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D81315-P69803

WARBY PARKER INC.
Annual Meeting of Stockholders
June 9, 2022 10:00 AM Eastern Time
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Warby Parker Inc. hereby appoint(s) Neil Blumenthal, Dave Gilboa and Hyung Bak, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Class A common stock and/or Class B common stock, as applicable, of Warby Parker Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM Eastern Time on June 9, 2022, via a live webcast at www.virtualshareholdermeeting.com/WRBY2022, and any adjournment, continuation or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side